Exhibit 10.9

Dated 1 July 2022

(originally) US$22,500,000 facility with
US$4,950,000 outstanding

SEA GLORIUS SHIPPING CO.
as Borrower

and

SEANERGY MARITIME HOLDINGS CORP.
as Existing Guarantor

and

UNITED MARITIME CORPORATION
as Replacement Guarantor

and

KROLL AGENCY SERVICES LIMITED
as Facility Agent

and

KROLL TRUSTEE SERVICES LIMITED
as Security Agent

DEED OF RELEASE, ACCESSION AND AMENDMENT

relating to a facility agreement dated 15 July 2020
in respect of the refinancing of certain existing indebtedness secured on m.v. "GLORIUSHIP"

Index

Clause		Page

1	Definitions and Interpretation	1
2	Conditions Precedent	3
3	Representations	3
4	Release of Existing Guarantor	4
5	Agreement and Waiver	4
6	Accession of Replacement Guarantor	4
7	Amendments to Facility Agreement and Other Finance Documents	5
8	Further Assurance	8
9	Costs and Expenses	8
10	Notices	8
11	Counterparts	8
12	Governing Law	8
13	Enforcement	9

Schedules

Schedule 1 Conditions Precedent		10

Execution

Execution Pages		11

THIS DEED is made on 1 July 2022

PARTIES

(1)
SEA GLORIUS SHIPPING CO., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, MH96960, Majuro, Marshall Islands as borrower (the "Borrower")

(2)
SEANERGY MARITIME HOLDINGS CORP., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, MH96960, Majuro, Marshall Islands as existing guarantor (the "Existing Guarantor")

(3)
UNITED MARITIME CORPORATION, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, MH96960, Majuro, Marshall Islands as new guarantor (the "Replacement Guarantor")

(4)	KROLL AGENCY SERVICES LIMITED (previously Lucid Agency Services Limited) as agent of the other Finance Parties (the "Facility Agent")

(5)	KROLL TRUSTEE SERVICES LIMITED (previously Lucid Trustee Services Limited) as security agent for the Secured Parties (the "Security Agent")

BACKGROUND

(A)
By the Facility Agreement, the Lenders agreed to make available to the Borrower a secured term loan facility of (originally) up to US$22,500,000 of which a principal amount of US$4,950,000 is outstanding as at the date of this Deed.

(B)
The Borrower and the Existing Guarantor have requested that the Finance Parties consent to the Shares Transfer (as this term is defined below) and the replacement of the Existing Guarantor by the Replacement Guarantor subject to the terms and conditions of this Deed and have agreed to amend and supplement the Facility Agreement as set out in this Deed.

OPERATIVE PROVISIONS

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed:

"Amended Facility Agreement" means the Facility Agreement as amended and supplemented by this Deed.

"Effective Date" means the date on which the conditions precedent as provided in Clause 2 (Conditions Precedent) have been satisfied.

"Existing Obligor" means the Borrower and the Existing Guarantor.

"Facility Agreement" means the facility agreement dated 15 July 2020 (as amended and supplemented from time to time) and made between, amongst others, (i) the Borrower, (ii) the Existing Guarantor, (iii) the Lenders, (iv) the Facility Agent and (v) the Security Agent.

"New Shares Security" means the shares security to be entered into between (i) the Replacement Guarantor as shareholder and (ii) the Security Agent in relation to the shares in the Borrower, in agreed form.

"Obligor" means the Borrower and the Replacement Guarantor.

"Party" means a party to this Deed.

"Released Shares Security" means the shares security dated 17 July 2020 between (i) the Existing Guarantor as shareholder and (ii) the Security Agent in relation to the shares in the Borrower.

"Shares Transfer" means the transfer of ownership of all the shares in the Borrower from the Existing Guarantor to the Replacement Guarantor.

"Spin-Off" means a series of transactions following which the Borrower and the Replacement Guarantor will separate from the Existing Guarantor and, simultaneously, the Replacement Guarantor:

(a)	will hold directly all of the shares in the Borrower; and

(b)	will hold indirectly, through the Borrower, Ship A.

"Spin-Off Completion Date" means, the date on which the shares of the Replacement Guarantor are distributed to the shareholders of the Existing Guarantor.

1.2	Defined expressions

Defined expressions in the Facility Agreement shall have the same meanings when used in this Deed unless the context otherwise requires or unless otherwise defined in this Deed.

1.3	Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (construction) of the Facility Agreement applies to this Deed as if it were expressly incorporated in it with any necessary modifications.

1.4	Agreed forms of new, and supplements to, Finance Documents

References in Clause 1.1 (Definitions) to any new or supplement to a Finance Document being in "agreed form" are to that Finance Document:

(a)	in a form attached to a certificate dated the same date as this Deed (and signed by the Borrower and the Facility Agent (acting on the instructions of the Majority Lenders)); or

(b)
in any other form agreed in writing between the Borrower and the Facility Agent (acting with the authorisation of the Majority Lenders or, where clause 42.2 (all lender matters) of the Facility Agreement applies, all the Lenders).

1.5	Designation as a Finance Document

The Borrower and the Facility Agent designate this Deed as a Finance Document.

1.6	Authorisation of Facility Agent

The Facility Agent confirms that it is authorised to execute this Deed for an on behalf of each of the Lenders pursuant to clause 29.2 (instructions) of the Facility Agreement.

1.7	Third party rights

(a)	Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Deed.

(b)
Subject to clause 42.3 (other exceptions) of the Facility Agreement but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Deed at any time.

2	CONDITIONS PRECEDENT

(a)	The Facility Agent shall send to the Lenders all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) which it has received.

(b)
Once each Lender has confirmed to the Facility Agent in writing that it is satisfied as to the satisfaction of the conditions precedent referred to in listed in Schedule 1 (Conditions Precedent), the Facility Agent shall notify the Borrower promptly upon receipt of such confirmations.

(c)
Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary at any time before the Facility Agent gives the notification described in paragraph (b) above, the Lenders authorise (but do not require) the Facility Agent to give that notification.  The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

3	REPRESENTATIONS

3.1	Facility Agreement representations

(a)
Each Existing Obligor makes the representations and warranties set out in clause 18 (representations) of the Facility Agreement by reference to the circumstances then existing on the date of this Deed.

(b)	Each Obligor makes the representations and warranties set out in clause 18 (representations) of the Amended Facility Agreement by reference to the circumstances then existing on the Effective Date.

3.2	Finance Document representations

(a)
Each Existing Obligor makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, by reference to the circumstances then existing on the date of this Deed.

(b)
Each Obligor makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and supplemented by this Deed and updated with appropriate modifications to refer to this Deed, by reference to the circumstances then existing on the Effective Date.

4	RELEASE OF EXISTING GUARANTOR

4.1	Release of Security

On and from the Effective Date, the Security Agent (acting on the instructions of the Lenders) irrevocably and unconditionally releases any Security created in its favour under the Released Shares Security.

4.2	Release of obligations and liabilities

On and from the Effective Date, the Facility Agent (on behalf of the Finance Parties) and the Security Agent (each acting on the instructions of the Lenders) releases the Existing Guarantor from its obligations and liabilities of any nature (except any surviving indemnities)  under any Finance Document to which it is a party.

4.3	Reassignment of assigned property

One and from the Effective Date, the Security Agent (acting on the instructions of the Lenders), without any warranty, representation, covenant or other recourse whatsoever, agrees to reassign and hereby reassigns to the Existing Guarantor, all rights and interests of every kind in any asset assigned to the Security Agent by the Existing Guarantor under the Released Shares Security.

4.4	Delivery of Documents

Subject to the occurrence of the Effective Date, the Security Agent shall promptly deliver to the Existing Guarantor each document delivered to it pursuant to the Released Shares Security.

5	AGREEMENT AND WAIVER

On and from the Effective Date, the Facility Agent (acting on the instructions of the Lenders and on behalf of the Finance Parties):

(a)	consents to the Shares Transfer;

(b)	waives the application of Clause 19 (Financial Covenants); and

(c)	waives any Event of Default that has occurred in relation to the Borrower as a result of the occurrence of the Spin-Off Completion Date pursuant to:

(i)	clause 26.4 (other obligations) of the Facility Agreement in relation to paragraph (c) of clause 21.18 (share capital);

(ii)	clause 26.5 (misrepresentation) of the Facility Agreement in relation to a breach of paragraph (a) or (c) of clause 18.3 (share capital and ownership); and

(iii)	clause 26.10 (ownership of the obligors) of the Facility Agreement.

6	ACCESSION OF REPLACEMENT GUARANTOR

With effect on and from the Effective Date:

(a)	the Replacement Guarantor agrees that:

(i)	it will accede to the Amended Facility Agreement as the Guarantor and it will assume the obligations of the Guarantor and an Obligor; and

(ii)	it will be bound by the terms of the Amended Facility Agreement; and

(b)
the Borrower and the Facility Agent (acting on the instructions of the Lenders and on behalf of the Finance Parties) agree to the accession by the Replacement Guarantor to the Amended Facility Agreement.

7	AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

7.1	Specific amendments to the Facility Agreement

With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Deed to be, amended as follows:

(a)	any reference in the Facility Agreement to "Seanergy Maritime Holdings Corp." shall be deleted entirely and replaced with "United Maritime Corporation";

(b)	any reference in the Facility Agreement to the Guarantor shall be construed as if it refers to the Replacement Guarantor;

(c)	any reference to the Shares Security in relation to Borrower A in the Facility Agreement shall be construed as if it refers to the "New Shares Security";

(d)	in clause 1.1 (definitions) of the Facility Agreement:

(i)	the following definition shall be added:

""Deed of Release, Accession and Amendment" means the deed of release, accession and amendment dated 1 July 2022 between (i) Borrower A, (ii) Seanergy Maritime Holdings Corp. as existing guarantor, (iii) the Guarantor as replacement guarantor, (iv) the Facility Agent and (v) the Security Agent.";

(ii)	an additional paragraph to the definition of "Finance Documents" shall be added to include a reference to "the Deed of Release, Accession and Amendment";

(iii)	the definition of "Original Financial Statements" shall be deleted entirely;

(e)	paragraph (b) of clause 18.3 (share capital and ownership) of the Facility Agreement shall be deleted entirely and replaced with the following:

"The Guarantor is authorised to issue 2,100,000,000 shares of capital stock in aggregate, consisting of: (a) 2,000,000,000 registered shares of common stock, par value $0.0001, of which approximately 1.5 million shares are issued and outstanding, and (b) 100,000,000 registered shares of preferred stock, par value $0.0001, of which 40,000 shares designated as Series B Preferred Stock and 5,000 shares designated as Series C Preferred Stock, are issued and outstanding.";

(f)	paragraphs (a) and (b) of clause 18.15 (financial statements) shall be deleted entirely and the existing paragraphs (c) to (f) in that clause shall be redesignated as paragraphs (a) to (d);

(g)	paragraph (e) of clause 18.15 (financial statements) shall be deleted in its entirety;

(h)	paragraph (b) of clause 20.3 (requirements as to financial statements) shall be deleted in its entirety and replaced with the following:

“(b)	Each Obligor shall procure that each set of financial statements delivered pursuant to Clause 20.2 (Financial statements) is prepared using GAAP.”;

(i)	paragraph (b) of clause 26.10 (ownership of the obligors) shall be deleted entirely and replaced with the following:

"(b)	Any person or group of persons acting in concert (other than Seanergy Maritime Holdings Corp. and its ultimate beneficial owner) gains control of the Guarantor.";

(j)	the registration number of the Guarantor in part A of schedule 1 (the parties) of the Facility Agreement shall be deleted and replaced with 112801;

(k)
the address, fax number and other contact details of the Facility Agent and the Security Agent in part C of schedule 1 (the parties) of the Facility Agreement shall be deleted and replaced with the following:

“The News Building, Level 6, 3 London Bridge Street, London, England SE1 9SG

Fax: + 44 207 354 6132

Attention: Kroll Agency and Trustee Services Limited (deals@ats.kroll.com)”;

(l)
any reference in the Facility Agreement to “Lucid Agency Services Limited” and “Lucid Trustee Services Limited” shall be construed as if the same referred to “Kroll Agency Services Limited” and “Kroll Trustee Services Limited” respectively;

(m)	the definition of, and references throughout to, each Finance Document, shall be construed as if the same referred to that Finance Document as amended and supplemented by this Deed; and

(n)	by construing references throughout to "this Agreement" and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Deed.

7.2	Amendments to Finance Documents

With effect on and from the Effective Date, each of the Finance Documents (other than the Released Shares Security) shall be, and shall be deemed by this Deed to be, amended as follows:

(a)	the definition of, and references throughout each of the Finance Documents to the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to, respectively:

(i)	the Amended Facility Agreement; and

(ii)	the other Finance Documents as amended and supplemented by this Clause 7.2 (Amendments to Finance Documents);

(b)	by construing references throughout each of the Finance Documents to the Guarantor as if the same referred to the Replacement Guarantor; and

(c)
by construing references throughout each of the Finance Documents to the address of each of the Security Agent and the Facility Agent as if the same referred to “The News Building, Level 6, 3 London Bridge Street, London, England SE1 9SG”;

(d)
by construing references throughout each of the Finance Documents to “Lucid Agency Services Limited” and “Lucid Trustee Services Limited” as if the same referred to “Kroll Agency Services Limited” and “Kroll Trustee Services Limited” respectively;

(e)
by construing references throughout each of the Finance Documents to "this Deed", "hereunder" and other like expressions as if the same referred to those Finance Documents as amended and/or supplemented by this Deed.

7.3	Obligor Confirmation

On the Effective Date, each Obligor:

(a)	confirms its acceptance of the amendments effected by this Deed;

(b)	agrees that it is bound as an Obligor (as defined in the Amended Facility Agreement);

(c)
confirms that the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and supplemented by this Deed;

(d)	(if it is the Replacement Guarantor) confirms that its guarantee and indemnity:

(i)	will have full force and effect on the terms of the Amended Facility Agreement; and

(ii)	extends to the obligations of the Transaction Obligors under the Finance Documents as amended and supplemented by this Deed.

7.4	Security confirmation

On the Effective Date, each Obligor confirms that:

(a)	any Security created by it under the Finance Documents extends to the obligations of the Obligors under the Finance Documents as amended and supplemented by this Deed;

(b)	the obligations of the relevant Obligors under the Amended Facility Agreement are included in the Secured Liabilities (as defined in the Security Documents to which it is a party); and

(c)	the Security created under the Finance Documents continues in full force and effect on the terms of the respective Finance Documents.

7.5	Finance Documents to remain in full force and effect

The Finance Documents (other than the Released Shares Security) shall remain in full force and effect and, from the Effective Date:

(a)	in the case of the Facility Agreement as amended and supplemented pursuant to Clause 7.1 (Specific amendments to the Facility Agreement);

(b)	in the case of the Finance Documents (other than the Facility Agreement) as amended and supplemented pursuant to Clause 7.2 (Amendments to Finance Documents);

(c)	the Facility Agreement and the applicable provisions of this Deed will be read and construed as one document;

(d)	the Finance Documents (other than the Facility Agreement) and the applicable provisions of this Deed will be read and construed as one document; and

(e)
except to the extent expressly effected by this Deed, no waiver is given by this Deed and the Lenders expressly reserve all their rights and remedies in respect of any breach of or other Default under the Finance Documents.

8	FURTHER ASSURANCE

Clause 21.25 (further assurance) of the Facility Agreement, as amended and supplemented by this Deed, applies to this Deed as if it were expressly incorporated in it with any necessary modifications.

9	COSTS AND EXPENSES

Clause 15.2 (amendment costs) of the Facility Agreement, as amended and supplemented by this Deed, applies to this Deed as if it were expressly incorporated in it with any necessary modifications.

10	NOTICES

Clause 26 (notices) of the Facility Agreement, as amended and supplemented by this Deed, applies to this Deed as if it were expressly incorporated in it with any necessary modifications save that for the purposes of clause 26.2 (addresses) the notice details of the Replacement Guarantor are:

154 Vouliagmenis Avenue, 166 74 Glyfada, Athens Greece

Tel: +302130181507

Email: legal@seanergy.gr

Fax: +302109638404

11	COUNTERPARTS

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

12	GOVERNING LAW

This Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.

13	ENFORCEMENT

13.1	Jurisdiction

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed or any non-contractual obligation arising out of or in connection with this Deed) (a "Dispute").

(b)	The Obligors and the Existing Guarantor accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly none of them will argue to the contrary.

(c)
To the extent allowed by law, this Clause 13.1 (Jurisdiction) is for the benefit of the Secured Parties only.  As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

13.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor and the Existing Guarantor:

(i)
irrevocably appoints Messrs Shoreside Agents Ltd, presently at 11 The Timber Yard, Drysdale Street, London, N1 6ND (T: +44 (0)20 3771 8869, M: + 44 (0) 7591 440086, Fax: +44 (0)20 3771 8870, attention: Andrew Johnson) as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor or Existing Guarantor of the process will not invalidate the proceedings concerned.

(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors and the Existing Guarantor) must immediately (and in any event within five days of such event taking place) appoint another agent on terms acceptable to the Facility Agent.  Failing this, the Facility Agent may appoint another agent for this purpose.

This Deed has been executed as a deed and delivered on the date stated at the beginning of this Deed.

SCHEDULE 1

CONDITIONS PRECEDENT

1	Obligors and Existing Guarantor

In relation to each Obligor and the Existing Guarantor, documents of the kind specified in schedule 2, part A, paragraph 1 of the Facility Agreement.

2	Finance Documents

2.1	A duly executed original of this Deed.

2.2	A duly executed original of the New Shares Security (and of each document to be delivered under it).

3	Legal opinions

3.1	A legal opinion of Watson Farley & Williams Greece, legal advisers to the Lenders in England, substantially in the form distributed to the Lenders before signing this Deed.

3.2
A legal opinion of Watson Farley & Williams, New York, legal advisers to the Lenders in the Republic of the Marshall Islands, substantially in the form distributed to the Lenders before signing this Deed.

4	Other documents and evidence

4.1	On or immediately prior to the Spin-Off Completion Date, documentary evidence satisfactory to the Facility Agent (acting on the instructions of the Majority Lenders) that the Spin-Off has occurred.

4.2	Evidence satisfactory to the Facility Agent (acting on the instructions of the Majority Lenders) that (i) the Shares Transfer has been completed and (ii) the Spin-Off Completion Date has occurred.

4.3	Evidence that any process agent referred to in Clause 13.2 (Service of process) has accepted its appointment.

4.4
A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent (acting on the instructions of the Majority Lenders) considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by this Deed, the New Shares Security or for the validity and enforceability of any Finance Document as amended and supplemented by this Deed.

4.5	Evidence that the fees, costs and expenses then due from the Borrower pursuant to Clause 9 (Costs and Expenses) have been paid or will be paid by the Effective Date.

4.6
Such evidence as the Facility Agent may require for the Finance Parties to be able to satisfy each of their "know your customer", FATCA or similar identification procedures in relation to the transactions contemplated by this Deed and the New Shares Security.

EXECUTION PAGES

BORROWER

EXECUTED AS A DEED	)
by SEA GLORIUS SHIPPING CO.	)
acting by Stavros Gyftakis	)
being Attorney in Fact	)
in the presence of:	)
)
)
Witness' signature: /s/ Maria Kalothetou	)
Witness' name: Maria Kalothetou	)
Witness' address: 154 Vouliagmenis Avenue	)
1667 Glyfada, Athens Greence	)

EXISTING GUARANTOR

EXECUTED AS A DEED	)
by SEANERGY MARITIME HOLDINGS CORP.	)
acting by Stavros Gyftakis	)
being Attorney in Fact	)
in the presence of:	)
)
)
Witness' signature: /s/ Maria Kalothetou	)
Witness' name: Maria Kalothetou	)
Witness' address: 154 Vouliagmenis Avenue	)
1667 Glyfada, Athens Greece	)

REPLACEMENT GUARANTOR

EXECUTED AS A DEED	)
by UNITED MARITIME CORPORATION	)
acting by Stavros Gyftakis	)
being Attorney in Fact	)
in the presence of:	)
)
)
Witness' signature: /s/ Maria Kalothetou	)
Witness' name: Maria Kalothetou	)
Witness' address: 154 Vouliagmenis Avenue	)
16674 Glyfada, Athens Greece	)

FACILITY AGENT

EXECUTED AS A DEED	)
by KROLL AGENCY SERVICES LIMITED	)
(previously Lucid Agency Services Limited))
acting by Maria Ioanna Pantelaki	)
being Attorney in Fact	)
in the presence of:	)
)
)
Witness' signature: /s/ Charikleia Mavromati	)
Witness' name: Charikleia Mavromati	)
Witness' address: 348 Syngrou Avenue	)
176 74 Kallithea Athens Greece	)

SECURITY AGENT

EXECUTED AS A DEED	)
by KROLL TRUSTEE SERVICES LIMITED	)
(previously Lucid Trustee Services Limited))
acting by Maria Ioanna Pantelaki	)
being Attorney in Fact	)
in the presence of:	)
)
)
Witness' signature: /s/ Charikleia Mavromati	)
Witness' name: Charikleia Mavromati	)
Witness' address: 348 Syngrou Avenue	)
176 74 Kallithea Athens Greece	)